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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          March 15, 2005
                                                --------------------------------

                           Duckwall-ALCO Stores, Inc.
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             (Exact name of registrant as specified in its charter)

            Kansas                   0-20269                 48-0201080
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(State or other jurisdiction     (Commission File          (IRS Employer
     of incorporation)                Number)            Identification No.)


401 Cottage, Abilene, KS                                     67410-2832
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code        (785) 263-3350
                                                   -----------------------------


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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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Section 1 -     Registrant's Business and Operations

Item 1.01       Entry into a Material Definitive Agreement

      On March 15, 2005, the Company entered into a memorandum of understanding with Bruce Dale under which Mr. Dale will become the Company's President and Chief Executive Officer. Pursuant to this memorandum, Mr. Dale will receive a base salary of $325,000 along with other benefits currently provided to other executives of the Company. Mr. Dale will receive options to purchase 100,000 shares of the Company's common stock under the Company's 2003 Incentive Stock Option Plan. The Company also will pay Mr. Dale up to $66,000 as reimbursement of real estate commissions incurred by Mr. Dale in connection with the sale of his house in Bloomfield, Michigan. The Company and Mr. Dale intend to enter into an employment agreement which will incorporate the terms of the memorandum, will provide for a two-year employment term, and include a mutually agreeable bonus plan for Mr. Dale. A copy of the memorandum is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Section 5 -     Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On March 21, 2005, the Company issued a press release announcing that Bruce Dale is joining the company as President and Chief Executive Officer effective March 28, 2005. Mr. Dale has thirty-five years of retailing experience, including ten years at Michaels Stores where he served for eight of those years as president of Aaron Brothers Art & Framing, a wholly owned subsidiary of Michaels Stores, Inc. Prior to joining Michaels Stores, Dale served in a variety of senior level operating and merchandising positions with a number of respected national retailers.

Section 9 -     Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.


Exhibit No.              Description
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10.1                     Memorandum of Understanding, dated as of March 15,
                         2005, between Duckwall-ALCO Stores, Inc. and Bruce Dale

99.1                     Press Release, dated March 21, 2005



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 (Registrant)
                                           Duckwall-ALCO Stores, Inc.

 Date:  March 21, 2005                 By: /s/ Richard A. Mansfield
                                           -------------------------------------
                                           Name:  Richard A. Mansfield
                                           Title: Vice President - Finance
                                                  Chief Financial Officer



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